UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Latin America Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2018

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

ANNUAL REPORT

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2018	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2018, the Fund outperformed the benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund’s relative outperformance during the past 12 months was driven primarily by stock selection in China and South Korea. Most notably, performance benefited from holdings in the Macau gaming names MGM China Holdings Ltd. and SJM Holdings Ltd., as well as in South Korea’s luxury hospitality firm Hotel Shilla Co. Ltd. Positions in energy stocks also were significant contributors amid oil price strength during the 12-month period, with Russia’s Novatek PSJC, China’s CNOOC Ltd., and Brazil’s Petrobras (Petróleo Brasileiro S.A.) all among the top individual performers. A meaningful underweight to South Africa late in the period also added to returns as a declining currency and political volatility weighed on that country’s stock market.

Conversely, stock selection in Taiwan and India detracted from returns during the period. Within information technology (“IT”) exposure to Nanya Technology Corp. (memory chips), TSMC and MediaTek, Inc. (both semiconductors) weighed on performance as the market rotation out of IT was felt globally. A non-benchmark allocation to Argentina also weighed on performance. In particular, holdings in financial stocks Grupo Supervielle SA and Grupo Financiero Galicia SA detracted as the continued “dollarization” of the Argentine economy (increased U.S. dollar use as a substitute for the local peso) put additional downward pressure on the peso. The Fund’s position in the Indian energy company Bharat Petroleum Corp. Ltd. also detracted as concerns regarding government regulations on oil prices weighed on the stock.

Describe recent portfolio activity.

The Fund notably increased exposure to Brazil across sectors ahead of the country’s presidential election in October 2018 on the view that the market could materially surprise to the upside based on the results of the election. Conversely, the Fund sold some of its Argentine exposure following a persistent market sell-off, in particular the independent energy company Pampa Energia SA and the lending firm Grupo Supervielle. The Fund initiated positions in Saudi Arabia and Poland, while trimming and swapping some exposure in South Africa, where the Fund exited the financial services group Sanlam Ltd. and purchased the pan-African financial firm Old Mutual PLC.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period with overweight positions in Indonesia and Brazil, and underweights in Taiwan and South Africa. At the sector level, the Fund was overweight in financials and health care, and underweight in consumer staples and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock Emerging Markets Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Performance Summary for the Period Ended October 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(14.13)%	(8.39)%	N/A	1.58%	N/A	8.33%	N/A
Investor A	(14.22)	(8.62)	(13.42)%	1.17	0.09%	7.95	7.36%
Investor C	(14.57)	(9.35)	(10.26)	0.35	0.35	7.05	7.05
Class K	(14.12)	(8.35)	N/A	1.59	N/A	8.33	N/A
MSCI Emerging Markets Index	(16.53)	(12.52)	N/A	0.78	N/A	7.84	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$858.70	$4.83	$1,000.00	$1,020.01	$5.24	0.99%
Investor A	1,000.00	857.80	5.39	1,000.00	1,019.41	5.85	1.24
Investor C	1,000.00	854.30	8.23	1,000.00	1,016.33	8.94	1.99
Class K	1,000.00	858.80	7.03	1,000.00	1,017.64	7.63	0.94

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of October 31, 2018	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2018, the Fund outperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

During the period, the Fund’s stock selection within Brazil was the leading positive contributor to returns, most notably an overweight to the digital retailer Magazine Luiza SA. The Fund’s position in Brazil’s largest oil company Petrobras (Petróleo Brasileiro S.A.) also performed well amid oil price strength, a Brazil domestic recovery that boosted demand for fuel, and an improved macroeconomic outlook for the country following its October 2018 presidential election. An overweight in the Brazilian mining company Vale SA also contributed, based on commodity price strength and the Brazilian recovery. Finally, an underweight to the Brazilian brewing company AMBEV SA was among the largest contributors to relative return as the company’s profit margins continue to be pressured.

The Fund’s positioning in Argentina represented the largest detractor for the period, driven primarily by holdings within financials as the continued “dollarization” of that economy (increased U.S. dollar use as a substitute for the local peso) put additional downward pressure on the peso. Holdings in the Argentine banks Grupo Supervielle SA and Grupo Financiero Galicia SA were among the top individual detractors over the period. An underweight in Colombia, most notably a lack of exposure to full-service financial institution Bancolombia and state oil company Ecopetrol, weighed on performance. Oil price strength supported the Colombian market for most of the 12-month period, fueled by speculation regarding the potential re-imposition of U.S. sanctions against Iran and Venezuela.

Describe recent portfolio activity.

Over the period, risk levels within the Fund’s Argentine holdings were reduced following a persistent market sell-off in Argentina, as the Fund exited positions in materials manufacturer Loma Negra Cia Industrial Argentina SA and independent energy firm Pampa Energia SA. Within Argentina, the Fund remained invested in software developer Globant, which benefited from a weakened peso, and the banking firm Grupo Financiero Galicia SA. Within Brazil, the Fund deployed capital across existing positions during September as the investment adviser believed that the Brazilian market could materially surprise to the upside depending on election results. Late in the period, the Fund reduced exposure to some larger-cap Brazilian names, reflecting expectations for a tight race in the election’s second round and providing the Fund with some liquidity to take advantage of opportunities presented by market volatility. Lastly, the Fund maintained an underweight to Chile due to high equity valuations and a lack of market liquidity, and took a more cautious stance regarding Peru given disappointing growth statistics.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in Brazil and underweight in Chile, Peru, Colombia and Mexico. At the sector level, the Fund was overweight in consumer discretionary and underweight in consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock Latin America Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in Latin American securities.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets in Latin America.

Performance Summary for the Period Ended October 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.53)%	0.58%	N/A	(1.35)%	N/A	6.18%	N/A
Investor A	(8.68)	0.29	(4.98)%	(1.65)	(2.70)%	5.88	5.31%
Investor C	(9.03)	(0.52)	(1.52)	(2.47)	(2.47)	5.01	5.01
Class K	(8.51)	0.64	N/A	(1.34)	N/A	6.19	N/A
MSCI Emerging Markets Latin America Index	(9.70)	(2.43)	N/A	(2.51)	N/A	4.91	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$914.70	$6.76	$1,000.00	$1,018.15	$7.12	1.40%
Investor A	1,000.00	913.20	8.20	1,000.00	1,016.64	8.64	1.70
Investor C	1,000.00	909.70	12.03	1,000.00	1,012.60	12.68	2.50
Class K	1,000.00	914.90	6.52	1,000.00	1,018.40	6.87	1.35

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	7

Portfolio Information as of October 31, 2018

BlackRock Emerging Markets Fund, Inc.

TEN LARGEST HOLDINGS

Percent of Net Assets
Samsung Electronics Co. Ltd.	4%
Ping An Insurance Group Co. of China Ltd., Class H	3
Bank of China Ltd., Class H	3
Shinhan Financial Group Co. Ltd.	3
Taiwan Semiconductor Manufacturing Co. Ltd.	3
China Overseas Land & Investment Ltd.	2
Tencent Holdings Ltd.	2
Petroleo Brasileiro SA — ADR	2
BB Seguridade Participacoes SA	2
Lojas Renner SA	2

GEOGRAPHIC ALLOCATION

	Percent of Net Assets
China	25%
South Korea	13
Brazil	10
India	9
United States	8
Taiwan	6
Russia	6
Indonesia	5
Mexico	4
Thailand	3
Hong Kong	2
Saudi Arabia	2
Poland	2
Austria	2
South Africa	2
Israel	1
Turkey	1
Argentina	1
United Arab Emirates	—	(a)
United Kingdom	—	(a)
Liabilities in Excess of Other Assets	(2)

(a)	Represents less than 1% of Net Assets.

BlackRock Latin America Fund, Inc.

TEN LARGEST HOLDINGS

Percent of Net Assets
Petroleo Brasileiro SA — ADR	11%
Vale SA — ADR	9
Itau Unibanco Holding SA, Preference Shares — ADR	9
Banco Bradesco SA — ADR	9
America Movil SAB de CV	4
B3 SA — Brasil Bolsa Balcao	4
Fomento Economico Mexicano SAB de CV — ADR	4
Grupo Financiero Banorte SAB de CV, Series O	4
Lojas Renner SA	3
Wal-Mart de Mexico SAB de CV	3

GEOGRAPHIC ALLOCATION

Percent of Net Assets
Brazil	73%
Mexico	21
United States	12
United Kingdom	2
Chile	1
Colombia	1
Argentina	1
Liabilities in Excess of Other Assets	(11)

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, the BlackRock Latin American Fund, Inc.’s issued and outstanding Investor B Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2018 and held through October 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments October 31, 2018	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 93.7%

Argentina — 1.0%
Grupo Financiero Galicia SA — ADR	130,148	$3,001,213

Austria — 1.6%
Erste Group Bank AG(a)	121,204	4,933,904

Brazil — 10.4%
Azul SA — ADR(a)	136,716	3,333,136
Banco Bradesco SA — ADR	—	4
BB Seguridade Participacoes SA	915,448	6,513,788
Fleury SA	349,561	1,958,443
Lojas Renner SA	644,694	6,513,635
Notre Dame Intermedica Participacoes SA(a)	921,330	5,973,853
Petroleo Brasileiro SA — ADR	414,604	6,737,315

		31,030,174
China — 24.7%
Alibaba Group Holding Ltd. — ADR(a)	33,424	4,755,567
Baidu, Inc. — ADR(a)	30,168	5,733,730
Bank of China Ltd., Class H	19,961,200	8,504,297
Bilibili, Inc. — ADR(a)(b)	254,867	3,440,705
China Jushi Co., Ltd., Class A	1,482,697	2,014,838
China Overseas Land & Investment Ltd.	2,346,000	7,375,444
China Pacific Insurance Group Co. Ltd., Class H	1,249,800	4,666,005
CNOOC Ltd.	3,718,000	6,331,675
Li Ning Co. Ltd.(a)	4,882,000	4,592,459
NetEase, Inc. — ADR	18,192	3,781,207
Ping An Insurance Group Co. of China Ltd., Class H	1,087,500	10,281,255
Silergy Corp.	180,000	2,293,279
Sunny Optical Technology Group Co. Ltd.	378,500	3,304,640
Tencent Holdings Ltd.	207,010	7,092,009

		74,167,110
Hong Kong — 2.1%
SJM Holdings Ltd.	7,577,000	6,139,968

India — 8.9%
Dr. Reddy’s Laboratories Ltd.	121,771	4,183,187
Dr. Reddy’s Laboratories Ltd. — ADR	13,516	459,949
Fortis Healthcare Ltd.(a)	2,019,963	3,835,861
HDFC Bank Ltd.	170,905	4,437,637
Jindal Steel & Power Ltd.(a)	1,896,539	4,397,394
Larsen & Toubro Ltd.	205,335	3,608,382
NTPC Ltd.	2,016,599	4,354,017
Yes Bank Ltd.	584,715	1,487,062

		26,763,489
Indonesia — 5.0%
Astra International Tbk PT	11,680,200	6,075,629
Bank Mandiri Persero Tbk PT	10,138,400	4,555,398
Semen Indonesia Persero Tbk PT	7,105,100	4,212,736

		14,843,763
Israel — 1.6%
Israel Chemicals Ltd.	852,780	4,912,026

Mexico — 4.2%
Alpek SA de CV(a)(b)	2,357,438	3,103,289
Grupo Aeroportuario del Sureste SAB de CV — ADR	15,941	2,630,584
Grupo Aeroportuario del Sureste SAB de CV, Class B	117,640	1,955,373
Grupo Financiero Banorte SAB de CV, Series O	882,792	4,856,969

		12,546,215
Poland — 1.8%
Powszechna Kasa Oszczednosci Bank Polski SA	525,231	5,454,740

Russia — 5.7%
Rosneft Oil Co. PJSC — GDR	894,724	6,268,674
Sberbank of Russia PJSC	2,057,262	5,913,157

Security	Shares	Value
Russia (continued)
Sberbank of Russia PJSC — ADR	352,794	$4,151,126
X5 Retail Group NV — GDR	31,318	735,245

		17,068,202
South Africa — 1.6%
Old Mutual Ltd.	3,193,726	4,850,234

South Korea — 12.9%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	104,771	2,713,678
NCSoft Corp.	15,628	5,906,712
Pan Ocean Co. Ltd.(a)	941,856	3,964,747
Samsung Electronics Co. Ltd.	336,592	12,600,587
Shinhan Financial Group Co. Ltd.	213,857	7,965,276
Shinhan Financial Group Co. Ltd. — ADR	3,658	135,382
SK Holdings Co. Ltd.	23,840	5,489,305

		38,775,687
Taiwan — 5.0%
Merry Electronics Co. Ltd.	91,000	394,382
Nanya Technology Corp.	2,571,000	4,292,931
Parade Technologies Ltd.	192,000	2,555,425
Taiwan Semiconductor Manufacturing Co. Ltd.	1,049,000	7,875,244

		15,117,982
Thailand — 3.4%
Land & Houses PCL, Foreign Registered Shares	2,429,800	757,555
Land & Houses PCL — NVDR	10,825,000	3,371,668
Siam Commercial Bank PCL — NVDR	1,477,000	6,129,481

		10,258,704
Turkey — 1.0%
Koza Altin Isletmeleri AS(a)	374,232	3,016,498

United Arab Emirates — 0.4%
NMC Health PLC	23,359	1,053,247

United Kingdom — 0.3%
Centamin PLC	633,662	804,685

United States — 2.1%
Cognizant Technology Solutions Corp., Class A	92,354	6,375,197

Total Common Stocks — 93.7% (Cost — $288,128,882)		281,113,038

Participation Notes — 2.7%

Saudi Arabia — 1.9%
HSBC Bank PLC (AL Rajhi), due 01/19/21(a)	238,369	5,560,238

Taiwan — 0.8%
Deutsche Bank AG (Merry Electronics Co. Ltd.), due 02/01/28(a)	592,000	2,554,116

Total Participation Notes — 2.7% (Cost — $9,036,959)		8,114,354

Preferred Stock

Brazil — 0.0%
Banco Nacional SA, Preference Shares, 0.00%(a)(c)	42,567,626	114

Total Preferred Stocks — 0.0% (Cost — $0)		114

Total Long-Term Investments — 96.4% (Cost — $297,165,841)		289,227,506

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 5.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.07%(d)(f)	12,423,517	$12,423,517
SL Liquidity Series, LLC, Money Market Series, 2.41%(d)(e)(f)	4,869,518	4,869,518

Total Short-Term Securities — 5.8% (Cost — $17,293,259)		17,293,035

Total Investments — 102.2% (Cost — $314,459,100)		306,520,541
Liabilities in Excess of Other Assets — (2.2)%		(6,591,677)

Net Assets — 100.0%		$299,928,864

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(f)

During the year ended October 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,768,386	4,655,131	12,423,517	$12,423,517	$215,966		$7	$—
SL Liquidity Series, LLC, Money Market Series	5,599,441	(729,923)	4,869,518	4,869,518	184,866	(b)	(2,604)	(224)

				$17,293,035	$400,832		$(2,597)	$(224)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini Index	172	12/21/18	$8,228	$(629,768)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$629,768	$—	$—	$—	$629,768

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2018	BlackRock Emerging Markets Fund, Inc.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,547,111)	$—	$—	$—	$(1,547,111)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(643,725)	$—	$—	$—	$(643,725)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,909,438

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$3,001,213	$—	$—	$3,001,213
Austria	—	4,933,904	—	4,933,904
Brazil	31,030,174	—	—	31,030,174
China	17,711,209	56,455,901	—	74,167,110
Hong Kong	—	6,139,968	—	6,139,968
India	459,949	26,303,540	—	26,763,489
Indonesia	—	14,843,763	—	14,843,763
Israel	—	4,912,026	—	4,912,026
Mexico	12,546,215	—	—	12,546,215
Poland	—	5,454,740	—	5,454,740
Russia	—	17,068,202	—	17,068,202
South Africa	—	4,850,234	—	4,850,234
South Korea	135,382	38,640,305	—	38,775,687
Taiwan	—	15,117,982	—	15,117,982
Thailand	—	10,258,704	—	10,258,704
Turkey	—	3,016,498	—	3,016,498
United Arab Emirates	—	1,053,247	—	1,053,247
United Kingdom	—	804,685	—	804,685
United States	6,375,197	—	—	6,375,197
Participation Notes	—	8,114,354	—	8,114,354
Preferred Stock	—	—	114	114
Short-Term Securities	12,423,517	—	—	12,423,517

Subtotal	$83,682,856	$217,968,053	$114	$301,651,023

Investments Valued at NAV(a)				4,869,518

				$306,520,541

Derivative Financial Instruments(b)
Liabilities:
Equity Contracts	$(629,768)	$—	$—	$(629,768)

(a)	As of October 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2018	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 93.7%

Argentina — 0.6%
Corp. America Airports SA(a)	14,349	$113,788
Globant SA(a)	16,282	838,197

		951,985
Brazil — 67.8%
Azul SA — ADR(a)(b)	85,000	2,072,300
B2W Cia Digital(a)	213,000	1,974,607
B3 SA — Brasil Bolsa Balcao	930,000	6,632,326
Banco Bradesco SA — ADR(b)	1,575,000	14,442,750
Banco do Brasil SA	275,000	3,159,009
BB Seguridade Participacoes SA	365,000	2,597,125
Cia de Saneamento do Parana	52,000	721,698
Eneva SA(a)	223,000	826,925
Fleury SA	255,000	1,428,658
Gerdau SA — ADR	310,000	1,348,500
Iguatemi Empresa de Shopping Centers SA	164,000	1,712,492
Iochpe-Maxion SA	241,000	1,255,026
Itau Unibanco Holding SA, Preference Shares — ADR	1,149,000	15,132,330
Klabin SA	122,275	613,429
Linx SA	222,000	1,529,512
Localiza Rent a Car SA	376,000	2,904,743
Lojas Renner SA	473,000	4,778,933
Magazine Luiza SA	35,000	1,587,532
MRV Engenharia e Participacoes SA	448,000	1,521,623
Petroleo Brasileiro SA — ADR(b)	1,165,000	17,873,050
Rumo SA(a)	843,000	3,771,584
Suzano Papel e Celulose SA	270,000	2,746,070
TIM Participacoes SA	347,000	1,080,674
TIM Participacoes SA — ADR	68,000	1,051,960
Vale SA — ADR	1,015,000	15,326,500
WEG SA	477,000	2,307,134

		110,396,490
Chile — 1.3%
SACI Falabella	285,000	2,149,810

Colombia — 1.3%
Bancolombia SA — ADR	57,000	2,105,580

Mexico — 21.0%
Alsea SAB de CV(b)	569,000	1,454,905
America Movil SAB de CV, Series L — ADR	500,000	7,195,000
Arca Continental SAB de CV(b)	492,000	2,474,139
Cemex SAB de CV — ADR(a)(b)	628,000	3,165,120
Corp. Inmobiliaria Vesta SAB de CV	884,000	1,079,256
Fomento Economico Mexicano SAB de CV — ADR	75,000	6,380,250
Grupo Aeroportuario del Sureste SAB de CV — ADR	2,949	486,644
Grupo Aeroportuario del Sureste SAB de CV, Class B	29,691	493,514
Grupo Financiero Banorte SAB de CV, Series O	1,150,000	6,327,102
PLA Administradora Industrial S de RL de CV	359,000	436,528
Wal-Mart de Mexico SAB de CV	1,850,000	4,724,896

		34,217,354
United Kingdom — 1.7%
Antofagasta PLC	285,000	2,852,855

Total Common Stocks — 93.7% (Cost — $122,301,554)		152,674,074

Security	Par (000)	Value
Corporate Bonds — 0.1%

Brazil — 0.1%
Klabin SA:
7.25%, 06/15/20	22	$111,784
1.00%, 06/15/22	14	68,790
Lupatech SA, 6.50%, 04/15/19(a)(c)	2,128	—

Total Corporate Bonds — 0.1% (Cost — $1,314,225)		180,574

	Shares
Preferred Stocks — 5.3%

Brazil — 5.3%
Cia Brasileira de Distribuicao, Preference Shares, 0.00%	110,000	2,312,025
Cia Energetica de Minas Gerais, Preference Shares, 0.00%	650,000	1,926,508
Gerdau SA, Preference Shares, 0.00%	310,000	1,354,454
Lojas Americanas SA, Preference Shares, 0.00%	597,000	3,015,881

Total Preferred Stocks — 5.3% (Cost — $5,802,327)		8,608,868

Rights — 0.0%

Chile — 0.0%
SACI Falabella (Expires 11/13/18)(a)	9,872	993

Total Rights — 0.0% (Cost — $0)		993

Warrants — 0.0%

Brazil — 0.0%
Iochpe-Maxion SA (Expires 06/03/19)(a)	9,478	18,337
Klabin SA (Expires 06/15/20)(d)	22,282	—

Total Warrants — 0.0% (Cost — $0)		18,337

Total Long-Term Investments — 99.1% (Cost — $129,418,106)		161,482,846

Short-Term Securities — 11.8%

Short-Term Investment Fund — 11.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.07%(e)(g)	3,756,487	3,756,487
SL Liquidity Series, LLC, Money Market Series, 2.41%(e)(f)(g)	15,049,666	15,049,666

Total Short-Term Investment Fund — 11.5% (Cost — $18,806,894)		18,806,153

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2018	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Time Deposits — 0.3%

United States — 0.3%
BNP Paribas, Paris 2.19%, 11/01/18	491	$490,742

Total Time Deposits — 0.3% (Cost — $490,742)		490,742

Total Short-Term Securities — 11.8% (Cost — $19,297,636)		19,296,895

Total Investments — 110.9% (Cost — $148,715,742)		180,779,741
Liabilities in Excess of Other Assets — (10.9)%		(17,834,025)

Net Assets — 100.0%		$162,945,716

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(g)

During the year ended October 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,756,487	3,756,487	$3,756,487	$25,977		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	15,049,666	15,049,666	15,049,666	12,955	(b)	(380)	(741)

				$18,806,153	$38,932		$(380)	$(741)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$951,985	$—	$—	$951,985
Brazil	110,396,490	—	—	110,396,490
Chile	2,149,810	—	—	2,149,810
Colombia	2,105,580	—	—	2,105,580
Mexico	34,217,354	—	—	34,217,354
United Kingdom	—	2,852,855	—	2,852,855
Corporate Bonds	—	180,575	—	180,575
Preferred Securities	8,608,867	—	—	8,608,867
Rights	993	—	—	993
Warrants	18,337	—	—	18,337
Short-Term Investment Fund	3,756,487	—	—	3,756,487
Time Deposits	—	490,742	—	490,742

	$162,205,903	$3,524,172	$—	$165,730,075

Investments Valued at NAV(a)				15,049,666

				$180,779,741

(a)	As of October 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2018

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)(b)	$289,227,506	$161,973,588
Investments at value — affiliated(c)	17,293,035	18,806,153
Cash pledged for futures contracts	497,000	—
Foreign currency at value(d)	119,842	124,102
Receivables:
Investments sold	2,253,787	1,838,726
Dividends — unaffiliated	343,138	119,947
Capital shares sold	309,440	116,020
Variation margin on futures contracts	94,625	—
From the Manager	54,027	9,809
Securities lending income — affiliated	51,159	2,819
Dividends — affiliated	34,454	2,884
Interest — unaffiliated	—	1,788
Offering costs	12,265	12,265
Prepaid expenses	40,639	30,703

Total assets	310,330,917	183,038,804

LIABILITIES
Cash collateral on securities loaned at value	4,869,839	15,050,735
Payables:
Investments purchased	4,241,102	3,907,154
Capital shares redeemed	457,472	626,415
Investment advisory fees	177,353	136,420
Service and distribution fees	65,579	29,418
Board realignment and consolidation	54,027	16,746
Directors’ and Officer’s fees	2,760	2,466
Other affiliates	915	455
Offering costs	—	24,654
Other accrued expenses	533,006	298,625

Total liabilities	10,402,053	20,093,088

NET ASSETS	$299,928,864	$162,945,716

NET ASSETS CONSIST OF
Paid-in capital	$313,706,931	$153,179,927
Accumulated earnings (loss)	(13,778,067)	9,765,789

NET ASSETS	$299,928,864	$162,945,716

(a) Investments at cost — unaffiliated	$297,165,841	$129,908,848
(b) Securities loaned at value	$4,759,574	$14,233,376
(c) Investments at cost — affiliated	$17,293,259	$18,806,894
(d) Foreign currency at cost	$119,842	$124,102

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Assets and Liabilities  (continued)

October 31, 2018

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$98,990,395	$59,535,433

Shares outstanding, 100 million shares authorized	4,775,146	1,217,667

Net asset value	$20.73	$48.89

Par value	$0.100	$0.100

Investor A
Net assets	$164,682,852	$90,612,535

Shares outstanding, 100 million shares authorized	8,252,321	1,879,963

Net asset value	$19.96	$48.20

Par value	$0.100	$0.100

Investor C
Net assets	$34,756,031	$12,013,599

Shares outstanding, 100 million shares authorized	2,072,452	274,620

Net asset value	$16.77	$43.75

Par value	$0.100	$0.100

Class K
Net assets	$1,499,586	$784,149

Shares outstanding, 2 billion shares authorized	72,289	16,030

Net asset value	$20.74	$48.92

Par value per share	$0.100	$0.100

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2018

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$7,425,694	$4,779,614
Dividends — affiliated	215,966	25,977
Securities lending income — affiliated — net	184,866	12,955
Interest — unaffiliated	4,273	40,170
Foreign taxes withheld	(620,490)	(503,745)

Total investment income	7,210,309	4,354,971

EXPENSES
Investment advisory	3,162,456	1,751,951
Service and distribution — class specific	966,104	393,848
Transfer agent — class specific	673,392	257,706
Custodian	310,727	123,861
Professional	91,114	71,635
Accounting services	87,796	49,916
Registration	73,698	72,632
Printing	44,769	29,264
Offering	39,785	39,785
Directors and Officer	16,025	13,287
Board realignment and consolidation	54,027	16,746
Miscellaneous	19,568	19,752

Total expenses	5,539,461	2,840,383
Less:
Fees waived and/or reimbursed by the Manager	(412,830)	(10,988)
Transfer agent fees waived and/or reimbursed — class specific	(280,711)	—

Total expenses after fees waived and/or reimbursed	4,845,920	2,829,395

Net investment income	2,364,389	1,525,576

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	18,007,604	6,535,106 (a)
Investments — affiliated	(2,604)	(380)
Futures contracts	(1,547,111)	—
Foreign currency transactions	(205,461)	(60,618)
Capital gain distributions from investment companies — affiliated	7	—

	16,252,435	6,474,108

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(46,284,336)	(9,169,084)
Investments — affiliated	(224)	(741)
Futures contracts	(643,725)	—
Foreign currency translations	184,202	22,077

	(46,744,083)	(9,147,748)

Net realized and unrealized loss	(30,491,648)	(2,673,640)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,127,259)	$(1,148,064)

(a)	Includes $67,694 realized foreign capital gain tax.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Latin America Fund, Inc.
	Year Ended October 31,		Year Ended October 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,364,389	$811,428	$1,525,576	$1,077,948
Net realized gain	16,252,435	104,477,340	6,474,108	23,836,669
Net change in unrealized appreciation (depreciation)	(46,744,083)	(34,509,557)	(9,147,748)	(8,866,618)

Net increase (decrease) in net assets resulting from operations	(28,127,259)	70,779,211	(1,148,064)	16,047,999

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(385,038)	(836,175)	(746,930)	(679,329)
Investor A	(354,409)	(2,476,565)	(873,457)	(1,077,921)
Investor C	—	(659,003)	—	(73,597)

Decrease in net assets resulting from distributions to shareholders	(739,447)	(3,971,743)	(1,620,387)	(1,830,847)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(12,001,228)	(137,323,779)	(23,052,337)	(12,084,602)

NET ASSETS(b)
Total decrease in net assets	(40,867,934)	(70,516,311)	(25,820,788)	2,132,550
Beginning of year	340,796,798	411,313,109	188,766,504	186,633,954

End of year	$299,928,864	$340,796,798	$162,945,716	$188,766,504

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.
	Institutional
	Year Ended October 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$22.74		$18.32	$16.51	$20.56		$20.10

Net investment income(a)	0.24		0.14	0.16	0.19		0.18
Net realized and unrealized gain (loss)	(2.14)		4.58	1.86	(4.13)		0.39

Net increase (decrease) from investment operations	(1.90)		4.72	2.02	(3.94)		0.57

Distributions from net investment income(b)	(0.11)		(0.30)	(0.21)	(0.11)		(0.11)

Net asset value, end of year	$20.73		$22.74	$18.32	$16.51		$20.56

Total Return(c)
Based on net asset value	(8.39)%		26.35%	12.47%	(19.24)%		2.86%

Ratios to Average Net Assets
Total expenses	1.31	%(d)	1.34%	1.20%	1.17	%(d)	1.17%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.11	%(d)	1.34%	1.20%	1.17	%(d)	1.16%

Net investment income	1.05	%(d)	0.72%	0.97%	0.98	%(d)	0.88%

Supplemental Data
Net assets, end of year (000)	$98,990		$77,115	$120,939	$169,509		$467,132

Portfolio turnover rate	121%		126%	92%	103%		94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	—%	0.01%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Investor A
	Year Ended October 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$21.88		$17.62	$15.89	$19.81		$19.38

Net investment income(a)	0.16		0.07	0.08	0.10		0.06
Net realized and unrealized gain (loss)	(2.04)		4.42	1.79	(3.99)		0.42

Net increase (decrease) from investment operations	(1.88)		4.49	1.87	(3.89)		0.48

Distributions from net investment income(b)	(0.04)		(0.23)	(0.14)	(0.03)		(0.05)

Net asset value, end of year	$19.96		$21.88	$17.62	$15.89		$19.81

Total Return(c)
Based on net asset value	(8.62)%		25.95%	11.95%	(19.67)%		2.46%

Ratios to Average Net Assets
Total expenses	1.60	%(d)	1.68%	1.68%	1.62	%(d)	1.58%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.40	%(d)	1.68%	1.68%	1.62	%(d)	1.58%

Net investment income	0.72	%(d)	0.39%	0.51%	0.56	%(d)	0.32%

Supplemental Data
Net assets, end of year (000)	$164,683		$210,355	$191,205	$193,165		$231,467

Portfolio turnover rate	121%		126%	92%	103%		94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	—%	0.01%	—%

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Investor C
	Year Ended October 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$18.50		$14.93	$13.48	$16.91		$16.65

Net investment loss(a)	(0.02)		(0.09)	(0.04)	(0.04)		(0.08)
Net realized and unrealized gain (loss)	(1.71)		3.76	1.53	(3.39)		0.34

Net increase (decrease) from investment operations	(1.73)		3.67	1.49	(3.43)		0.26

Distributions from net investment income(b)	—		(0.10)	(0.04)	—		—

Net asset value, end of year	$16.77		$18.50	$14.93	$13.48		$16.91

Total Return(c)
Based on net asset value	(9.35)%		24.84%	11.07%	(20.28)%		1.56%

Ratios to Average Net Assets
Total expenses	2.41	%(d)	2.53%	2.52%	2.44	%(d)	2.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.18	%(d)	2.53%	2.52%	2.44	%(d)	2.41%

Net investment loss	(0.10	)%(d)	(0.57)%	(0.33)%	(0.26	)%(d)	(0.49)%

Supplemental Data
Net assets, end of year (000)	$34,756		$53,327	$99,170	$110,911		$128,684

Portfolio turnover rate	121%		126%	92%	103%		94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	—%	0.01%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Class K
	Period from 01/25/18 (a) to 10/31/18
Net asset value, beginning of period	$25.97

Net investment income(b)	0.32
Net realized and unrealized loss	(5.55)

Net decrease from investment operations	(5.23)

Net asset value, end of period	$20.74

Total Return(c)
Based on net asset value	(20.14	)%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.95%

Net investment income	1.82%

Supplemental Data
Net assets, end of period (000)	$1,500

Portfolio turnover rate	121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the period ended October 31, 2018.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc.
	Institutional
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$49.20	$45.22	$34.98	$54.16	$56.13

Net investment income(a)	0.56	0.40	0.56	0.49	1.08
Net realized and unrealized gain (loss)	(0.29)	4.15	9.95	(18.53)	(2.52)

Net increase (decrease) from investment operations	0.27	4.55	10.51	(18.04)	(1.44)

Distributions from net investment income(b)	(0.58)	(0.57)	(0.27)	(1.14)	(0.53)

Net asset value, end of year	$48.89	$49.20	$45.22	$34.98	$54.16

Total Return(c)
Based on net asset value	0.58%	10.37%	30.32%	(33.77)%	(2.51)%

Ratios to Average Net Assets
Total expenses	1.36%	1.31%	1.33%	1.32%	1.25%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.35%	1.31%	1.33%	1.32%	1.25%

Net investment income	1.13%	0.88%	1.52%	1.14%	1.99%

Supplemental Data
Net assets, end of year (000)	$59,535	$64,009	$56,867	$45,472	$87,941

Portfolio turnover rate	48%	56%	58%	35%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Investor A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$48.49	$44.57	$34.45	$53.31	$55.21

Net investment income(a)	0.40	0.26	0.42	0.35	0.92
Net realized and unrealized gain (loss)	(0.27)	4.10	9.83	(18.24)	(2.47)

Net increase (decrease) from investment operations	0.13	4.36	10.25	(17.89)	(1.55)

Distributions from net investment income(b)	(0.42)	(0.44)	(0.13)	(0.97)	(0.35)

Net asset value, end of year	$48.20	$48.49	$44.57	$34.45	$53.31

Total Return(c)
Based on net asset value	0.29%	10.03%	29.91%	(33.96)%	(2.78)%

Ratios to Average Net Assets
Total expenses	1.66%	1.62%	1.65%	1.61%	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.65%	1.62%	1.65%	1.61%	1.53%

Net investment income	0.83%	0.58%	1.17%	0.83%	1.72%

Supplemental Data
Net assets, end of year (000)	$90,613	$107,992	$105,414	$93,494	$178,571

Portfolio turnover rate	48%	56%	58%	35%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Investor C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$43.98	$40.45	$31.41	$48.57	$50.37

Net investment income (loss)(a)	0.03	(0.06)	0.12	(0.02)	0.43
Net realized and unrealized gain (loss)	(0.26)	3.72	8.92	(16.64)	(2.23)

Net increase (decrease) from investment operations	(0.23)	3.66	9.04	(16.66)	(1.80)

Distributions from net investment income(b)	—	(0.13)	—	(0.50)	—

Net asset value, end of year	$43.75	$43.98	$40.45	$31.41	$48.57

Total Return(c)
Based on net asset value	(0.52)%	9.12%	28.78%	(34.53)%	(3.57)%

Ratios to Average Net Assets
Total expenses	2.47%	2.47%	2.51%	2.48%	2.36%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.46%	2.47%	2.51%	2.47%	2.36%

Net investment income (loss)	0.06%	(0.16)%	0.37%	(0.04)%	0.88%

Supplemental Data
Net assets, end of year (000)	$12,014	$16,746	$24,117	$22,787	$49,724

Portfolio turnover rate	48%	56%	58%	35%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Class K
	Period from 01/25/18 (a) to 10/31/18
Net asset value, beginning of period	$55.91

Net investment income(b)	0.31
Net realized and unrealized loss	(7.30)

Net decrease from investment operations	(6.99)

Net asset value, end of period	$48.92

Total Return(c)
Based on net asset value	(12.50	)%(d)

Ratios to Average Net Assets(e)
Total expenses	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32%

Net investment income	0.84%

Supplemental Data
Net assets, end of period (000)	$784

Portfolio turnover rate	48%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Non-diversified
BlackRock Latin America Fund, Inc.	Latin America	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares held for approximately 10 years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares(a)	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes	(c)	None

(a)	Class K Shares commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)	There is no CDSC on Investor C Shares after one year.

On December 27, 2017, all issued and outstanding Investor B Shares of Latin America converted into Investor A Shares, with the same relative aggregate NAV as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

As of October 31, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
BlackRock Emerging Markets Fund, Inc.
Barclays Capital Inc.	$306,450	$(306,407)	$(43)
Citigroup Global Markets Inc.	2,224,800	(2,208,011)	(16,789)
Morgan Stanley & Co. LLC	2,228,324	(2,228,324)	—

	$4,759,574	$(4,742,742)	$(16,832)

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
BlackRock Latin America Fund, Inc.
Citigroup Global Markets Inc.	$313,048	$(313,048)	$—
Credit Suisse Securities (USA) LLC	7,046,910	(7,046,910)	—
JP Morgan Securities LLC	504,666	(504,666)	—
Morgan Stanley & Co. LLC	6,305,828	(6,305,828)	—
State Street Bank & Trust Company	62,924	(62,924)	—

	$14,233,376	$(14,233,376)	$—

(a)

Cash collateral with a value of $ 4,869,839 and $ 15,050,735 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of October 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, effective March 15, 2018, Emerging Markets pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.89%
$1 Billion — $3 Billion	0.84
$3 Billion — $5 Billion	0.80
$5 Billion — $10 Billion	0.77
Greater than $10 Billion	0.76

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Prior to March 15, 2018, the annual rates as a percentage of average daily net assets, for Emerging Markets were as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

For such services, Latin America pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

With respect to Emerging Markets, the Manager entered into a sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”) an affiliate of the Manager. The Manager pays BAMNAL for services it provides for that portion of the Fund for which BAMNAL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Prior to July 1, 2018, BlackRock International Limited (“BIL”), an affiliate of the Manager, served as a sub-adviser to each Fund pursuant to sub-advisory agreements with the Manager. The Manager paid BIL, for services it provided for that portion of each Fund for which it acted as sub-adviser, a monthly fee that was a percentage of the investment advisory fees paid by each Fund to the Manager. Effective July 1, 2018, the sub-advisory agreement between the Manager and BIL, with respect to each Fund was terminated.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A(a)	0.25%	—%
Investor C	0.25	0.75

(a)	On December 27, 2017, all issued and outstanding Investor B Shares of Latin America converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended October 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor B (a)	Investor C	Total
Emerging Markets	$500,585	$—	$465,519	$966,104
Latin America	244,988	29	148,831	393,848

(a)	On December 27, 2017, all issued and outstanding Investor B Shares of Latin America converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2018, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended October 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

	Institutional	Investor A (a)	Investor C	Total
Emerging Markets	$1,338	$7,904	$2,855	$12,097
Latin America	852	8,759	974	10,585

(a)	On December 27, 2017, all issued and outstanding Investor B Shares of Latin America converted into Investor A Shares.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended October 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A (a)	Investor C	Class K	Total
Emerging Markets	$149,529	$402,944	$120,594	$325	$673,392
Latin America	68,439	155,871	33,127	269	257,706

(a)	On December 27, 2017, all issued and outstanding Investor B Shares of Latin America converted into Investor A Shares.

Other Fees: For the year ended October 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Emerging Markets	Latin America
Investor A	$10,419	$2,498

For the year ended October 31, 2018, affiliates received CDSCs as follows:

	Emerging Markets	Latin America
Investor A	$2,130	$—
Investor C	1,069	240

Expense Limitations, Waivers, Reimbursements, and Recoupments: Effective March 15, 2018, with respect to Emerging Markets, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Emerging Markets
Institutional	0.99%
Investor A	1.24
Investor C	1.99
Class K	0.94

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2020, unless approved by the Board, including a majority of the directors, who are not “interested persons” of the Funds, as defined in the 1940 Act (Independent Directors) or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, transfer agent fees reimbursed — class specific, in the Statements of Operations. For the year ended October 31, 2018, class specific expense waivers and/or reimbursements are as follows:

Fees waived and reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets	$101,137	$201,544	$44,988	$1,719	$349,388

Transfer agent fees waived and/or reimbursed — class specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets	$66,015	$161,433	$52,939	$324	$280,711

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended October 31, 2018, the amounts waived were as follows:

	Emerging Markets	Latin America
Amounts waived	$9,415	$1,179

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2019 for Latin America Fund and February 28, 2020 for Emerging Markets Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended October 31, 2018, there were no fees waived by the Manager.

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended October 31, 2018, the amounts reimbursed were as follows:

	Emerging Markets	Latin America
Amounts	$54,027	$9,809

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

For the year ended October 31, 2018, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Emerging Markets	Latin America
Amounts reimbursed	$3,802	$2,008

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On October 31, 2018, Emerging Markets fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring October 31,
2020
Fund level	$349,388
Institutional	66,015
Investor A	161,433
Investor C	52,939
Class K	324

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended October 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

	Emerging Markets	Latin America
Securities lending services	$37,895	$2,783

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2018, the Funds did not participate in the Interfund Lending Program.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended October 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases
Emerging Markets	$901,364

7.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Emerging Markets	Latin America
Purchases	$399,260,842	$82,719,338
Sales	410,633,010	105,510,650

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	Emerging Markets	Latin America
Paid-in capital	$(39,785)	$(39,785)
Accumulated earnings (loss)	39,785	39,785

The tax character of distributions paid was as follows:

	Emerging Markets	Latin America
Ordinary income
10/31/18	$739,447	$1,620,387
10/31/17	3,971,743	1,830,847

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Emerging Markets	Latin America
Undistributed ordinary income	$2,142,830	$1,459,513
Capital loss carryforwards	(7,240,273)	(20,046,069)
Net unrealized gains (losses)(a)	(8,680,624)	28,352,345

	$(13,778,067)	$9,765,789

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the timing and recognition of partnership income.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Emerging Markets	Latin America
No expiration date	$7,240,273	$20,046,069

During the year ended October 31, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	Emerging Markets	Latin America
Amount utilized	$16,146,151	$7,103,976

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets	Latin America
Tax cost	$315,254,703	$152,487,145

Gross unrealized appreciation	$17,180,898	$38,222,385
Gross unrealized depreciation	(25,915,060)	(9,929,789)

Net unrealized appreciation (depreciation)	$(8,734,162)	$28,292,596

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a/ Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

The Emerging Markets Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

As of period end, Latin America’s investments had the following industry classifications:

Industry	Percent of Net Assets
Banks	25%
Metals & Mining	13
Oil, Gas & Consumable Fuels	11
Multiline Retail	7
Wireless Telecommunication Services	6
Beverages	6
Other(a)	32

(a)	All other industries held were less than 5% of net assets.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,384,432	$77,931,207	1,833,606	$35,745,857
Shares issued in reinvestment of distributions	13,350	305,849	39,799	675,417
Shares redeemed	(2,013,234)	(46,255,182)	(5,082,554)	(89,252,616)

Net increase (decrease)	1,384,548	$31,981,874	(3,209,149)	$(52,831,342)

Investor A
Shares sold	1,053,700	$23,758,562	3,288,582	$62,351,366
Shares issued in reinvestment of distributions	14,732	325,576	140,259	2,296,161
Shares redeemed	(2,428,708)	(54,510,104)	(4,664,831)	(88,593,196)

Net decrease	(1,360,276)	$(30,425,966)	(1,235,990)	$(23,945,669)

Investor C
Shares sold	175,217	$3,372,402	459,205	$7,010,945
Shares issued in reinvestment of distributions	—	—	43,365	604,948
Shares redeemed	(985,252)	(18,697,435)	(4,263,557)	(68,162,661)

Net decrease	(810,035)	$(15,325,033)	(3,760,987)	$(60,546,768)

	Period from 01/25/18 to 10/31/18 (a)

Class K
Shares sold	88,877	$2,136,812	—	$—
Shares redeemed	(16,588)	(368,915)	—	—

Net increase (decrease)	72,289	$1,767,897	—	$—

Total Net Decrease	(713,474)	$(12,001,228)	(8,206,126)	$(137,323,779)

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

	Year Ended 10/31/18		Year Ended 10/31/17
Latin America	Shares	Amount	Shares	Amount
Institutional
Shares sold	511,404	$25,829,818	534,770	$24,212,392
Shares issued in reinvestment of distributions	14,173	678,883	15,890	625,263
Shares redeemed	(608,857)	(29,561,536)	(507,333)	(22,607,576)

Net increase	(83,280)	$(3,052,835)	43,327	$2,230,079

Investor A
Shares sold	188,703	$9,443,430	758,414	$34,703,901
Shares issued in reinvestment of distributions	15,993	757,299	24,413	949,511
Shares redeemed	(551,694)	(26,525,071)	(921,131)	(41,148,332)

Net decrease	(346,998)	$(16,324,342)	(138,304)	$(5,494,920)

Investor B(b)
Shares redeemed	(421)	(19,131)	(5,309)	(217,247)

Net decrease	(421)	$(19,131)	(5,309)	$(217,247)

Investor C
Shares sold	17,719	$828,685	47,739	$1,924,181
Shares issued in reinvestment of distributions	—	—	1,865	66,256
Shares redeemed	(123,881)	(5,384,242)	(265,050)	(10,592,951)

Net decrease	(106,162)	$(4,555,557)	(215,446)	$(8,602,514)

	Period from 01/25/18 to 10/31/18 (a)

Class K
Shares sold	21,112	$1,132,641	—	$—
Shares redeemed	(5,082)	(233,113)	—	—

Net increase (decrease)	16,030	$899,528	—	$—

Total Net Decrease	(520,831)	$(23,052,337)	(315,732)	$(12,084,602)

(a)	Commencement of operations.
(b)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

As of October 31, 2018, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Class K
Emerging Markets	7,701
Latin America	3,577

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the financial statements.

Prior year distribution information and undistributed net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

	Share Class	Net Investment Income
Emerging Markets	Institutional	$836,175
	Investor A	2,476,565
	Investor C	659,003
Latin America	Institutional	679,329
	Investor A	1,077,921
	Investor C	73,597

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Undistributed net investment income as of October 31, 2017 was as follows:

Undistributed Net Investment Income
Emerging Markets	$739,845
Latin America	1,375,059

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. (the “Funds”), including the schedules of investments as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During fiscal year ended October 31, 2018, the following information is provided with respect to the ordinary income distribution paid by the Funds:

	Payable Date	Emerging Markets	Latin America
Qualified Dividend Income for Individuals(a)(b)	12/12/17	100%	100%
Foreign Source Income(b)	12/12/17	100%	87.41%
Foreign Taxes Paid Per Share(c)	12/12/17	$0.047775	$0.140200

(a)	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Emerging Markets Fund, Inc. (“Emerging Markets Fund”) met in person on April 19, 2018 and May 17-18, 2018 to consider the approval of the investment advisory agreement (the “Emerging Markets Advisory Agreement”) between Emerging Markets Fund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Emerging Markets Fund also considered the approval of the sub-advisory agreement (the “Emerging Markets Sub-Advisory Agreement”) between the Manager and BlackRock Asset Management North Asia Limited (the “Sub-Advisor”) with respect to Emerging Markets Fund.

The Board of Directors of BlackRock Latin America Fund, Inc. (“Latin America Fund”) met in person on April 19, 2018 and May 17-18, 2018 to consider the approval of the investment advisory agreement (the “Latin America Advisory Agreement”) between Latin America Fund and the Manager, its investment advisor.

Emerging Markets Fund and Latin America Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Emerging Markets Advisory Agreement, the Emerging Markets Sub-Advisory Agreement and the Latin America Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Directors of Emerging Markets Fund and the Board of Directors of Latin America Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 19, 2018 are referred to as the “April Meeting” and the meetings held on May 17-18, 2018 are referred to as the “May Meeting.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreement(s) on an annual basis. The Boards have four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Boards also have a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreement(s). Each Board’s consideration of the pertinent Agreement(s) is a year-long deliberative process, during which each Board assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the pertinent Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement(s). As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board considered, with respect to the pertinent Fund, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of the applicable Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Fund’s Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers and certain performance metrics. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of Emerging Markets Fund noted that for the one-, three- and five-year periods reported, Emerging Markets Fund ranked in the first, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board of Latin America Fund noted that for the one-, three- and five-year periods reported, Latin America Fund ranked in the second, fourth, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period. The Board was informed that, among other things, poor stock selection in Brazil coupled with an overweight position in Mexico were the primary drivers of underperformance over the three-year period.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing the applicable Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of Emerging Markets Fund noted that Emerging Markets Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on March 15, 2018. In addition, the Board noted that BlackRock and the Board agreed to a contractual expense cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The contractual expense cap was implemented on March 15, 2018.

The Board of Latin America Fund noted that Latin America Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. Each Board also considered the extent to which the applicable Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of Emerging Markets Fund, including the Independent Board Members, approved the continuation of the Emerging Markets Advisory Agreement between the Manager and Emerging Markets Fund and the Emerging Markets Sub-Advisory Agreement between the Manager and BAMNAL with respect to the Fund, each for a one-year term ending June 30, 2019. The Board of Latin America Fund, including the Independent Board Members, approved the continuation of the Latin America Advisory Agreement between the Manager and Latin America Fund for a one-year term ending June 30, 2019.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Director (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 141 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (d) (Since 2018) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 141 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	28 RICs consisting of 141 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 141 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 141 Portfolios	None
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 141 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 141 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 141 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	45

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 141 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 141 Portfolios	None
Frederick W. Winter 1945	Director (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 141 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC (“BRIL” or the “Distributor”) (principal underwriter) since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 309 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Officers of the Funds serve at the pleasure of the Board.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Directors to take office on January 1, 2019. The newly-elected Directors include ten current Directors and five individuals who currently serve as directors/trustees of the funds in the Equity-Bond Complex. Information regarding the individuals who will serve as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Further information about the Funds' Directors and Officers is available in the Funds' Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Sub-Adviser

BlackRock Asset Management

North Asia Limited(a)

Hong Kong

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Emerging Markets only.

DIRECTOR AND OFFICER INFORMATION	47

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipts

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	49

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLA-10/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$37,230	$37,273	$0	$0	$16,200	$14,727	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Advisor” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$16,200	$14,727

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date:	January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Latin America Fund, Inc.

Date:	January 4, 2019